DELAWARE GROUP® EQUITY FUNDS IV

Delaware International Opportunities Bond Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated January 28, 2021

On Feb. 24, 2021, the Board of Trustees of Delaware Group Equity Funds IV unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect approximately sixty (60) days after the date of this Supplement. Retirement accounts within the Fund will be liquidated on or about May 5, 2021 (“Liquidation Date”) and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken. For Fund accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

As a result of the decision to pursue liquidation and dissolution of the Fund, the Fund will be closed to new investors and all sales efforts will cease as of March 17, 2021. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds® by Macquarie fund. Any exchange would be made at the current net asset values of the Fund and the selected Delaware Fund. The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges. Additionally, no contingent deferred sales charge will be assessed in connection with any redemption of your shares from the Fund prior to Liquidation Date.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Fund’s summary prospectus section entitled, “Delaware International Opportunities Bond Fund — Purchase and redemption of Fund shares” and the statutory prospectus section entitled, “Fund summaries: Delaware International Opportunities Bond Fund — Purchase and redemption of Fund shares”:

The Fund is liquidating and is therefore closed to new investors. Existing shareholders of the Fund may continue to purchase shares until five (5) business days before May 5, 2021.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 3, 2021.